UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 14, 2005

COMSYS IT PARTNERS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13956	56-1930691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4400 Post Oak Parkway, Suite 1800

Houston, Texas 77027

(Address of Principal Executive Offices)

(713) 386-1400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

See discussion in Item 2.03, which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 14, 2005, COMSYS IT Partners, Inc. (the “Company”) and its U.S. subsidiaries entered into a Credit Agreement (the “Credit Agreement”) with Merrill Lynch Capital, as administrative agent, ING Capital LLC and Allied Irish Banks PLC, as co-documentation agents, GMAC Commercial Finance LLC, as syndication agent, and a syndicate of lenders. The Credit Agreement provides for a two-year term loan of $10 million, which was funded on December 14, 2005, and which is scheduled to be repaid in eight equal quarterly principal installments commencing on March 31, 2006, and a revolving credit facility of up to $120 million, maturing on March 31, 2010. Revolving loans under the Credit Agreement bear interest at LIBOR plus a margin that can range from 2.25% to 2.50% or, at the Company’s option, the prime rate plus a margin that can range from 1.25% to 1.50%, each depending on the Company’s total debt to adjusted EBITDA ratio, and the term loan under the Credit Agreement bears interest at LIBOR plus a margin that can range from 2.75% to 3.00% or, at the Company’s option, the prime rate plus a margin that can range from 1.75% to 2.00%, each depending upon the Company’s total debt to adjusted EBITDA ratio. The Credit Agreement also provides for a quarterly commitment fee of 0.5% per annum of the unused portion of the revolving credit facility and fees for each letter of credit issued under the facility. The Company and certain of its subsidiaries guarantee the loans and other obligations under the Credit Agreement. The obligations under the Credit Agreement and the related guarantees are secured by a perfected first priority security interest in substantially all of the assets of the Company and its U.S. subsidiaries, as well as the shares of capital stock of its direct and indirect U.S. subsidiaries and 65% of the capital stock of its first-tier non-U.S. subsidiaries.

On December 14, 2004, the Company and its U.S. subsidiaries also entered into a Term Loan Credit Agreement (the “Term Loan Agreement”) with Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent, and a syndicate of lenders. The Term Loan Agreement provides for a term loan of $100 million, which was funded on December 14, 2004, and which matures on October 31, 2010. The term loan bears interest at LIBOR plus 7.5% or, at the Company’s option, the prime rate plus 6.5%. The Company and certain of its subsidiaries guarantee the loans and other obligations under the Term Loan Agreement. The obligations under the Term Loan Agreement and the related guarantees are secured by a second priority security interest in substantially all of the assets of the Company and its U.S. subsidiaries, as well as the shares of capital stock of its direct and indirect U.S. subsidiaries and 65% of the capital stock of its first-tier non-U.S. subsidiaries.

The Company’s total funded debt under the Credit Agreement on December 14, 2005 was approximately $50.9 million, consisting of (1) $10 million under the Credit Agreement term loan and (2) approximately $40.9 million under the Credit Agreement revolving credit facility. The excess availability under the Credit Agreement revolving credit facility on December 14, 2005 after the initial borrowing was approximately $61.8 million.

Each of the Credit Agreement and Term Loan Agreement contains customary covenants for facilities of such type, including among other things, covenants that restrict the Company’s ability to make capital expenditures, incur indebtedness, incur liens, dispose of property, repay debt, pay dividends, repurchase shares and make certain acquisitions. The financial covenants include minimum fixed charge coverage ratio and maximum total leverage ratio. Each of the Credit Agreement and the Term Loan Agreement provides for mandatory prepayments under certain circumstances as more fully discussed in the respective credit facility documents attached as exhibits to this report.

Each of the Credit Agreement and the Term Loan Agreement contains various events of default, including failure to pay principal and interest when due, breach of covenants, materially incorrect representations, default under other agreements, bankruptcy or insolvency, the occurrence of specified ERISA events, entry of enforceable judgments against the Company in excess of $2 million not stayed, and the occurrence of a change of control. If an event of default occurs, all commitments under the revolving credit facility may be terminated and all of the Company’s obligations under the Credit Agreement and the Term Loan Agreement could be accelerated by the lenders, causing all loans outstanding (including accrued interest and fees payable thereunder) to be declared immediately due and payable. In the case of bankruptcy or insolvency, acceleration of the Company’s obligations under the credit facilities is automatic.

The foregoing descriptions of the credit facilities are qualified in their entirety by the full text of the documents attached hereto as exhibits and incorporated by reference in this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit
10.1*	Credit Agreement, dated as of December 14, 2005, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC, as guarantors, COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the borrowers, Merrill Lynch Capital, as administrative agent, a lender, sole bookrunner and sole lead arranger, ING Capital LLC, as co-documentation agent and as a lender, Allied Irish Banks PLC, as co-documentation agent and as a lender, GMAC Commercial Finance LLC, as syndication agent and as a lender, and the lenders from time to time party thereto.

10.2*	Guaranty, dated as of December 14, 2005, among COMSYS IT Partners, Inc. and PFI LLC, as guarantors, in favor of Merrill Lynch Capital, in its capacity as administrative agent.

10.3*	Term Loan Credit Agreement, dated as of December 14, 2005, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC as guarantors, Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent and the lenders from time to time party thereto.

10.4*	Holdings Guaranty, dated as of December 14, 2005, among COMSYS IT Partners, Inc. and PFI LLC, as guarantors, in favor of Merrill Lynch Capital, in its capacity as administrative agent, and NexBank, SSB, in its capacity as collateral agent.

*	Filed herewith.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMSYS IT PARTNERS, INC.

Date: December 15, 2005	By:	/s/ JOSEPH C. TUSA, JR.
	Name:	Joseph C. Tusa, Jr.
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit
10.1*	Credit Agreement, dated as of December 14, 2005, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC, as guarantors, COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the borrowers, Merrill Lynch Capital, as administrative agent, a lender, sole bookrunner and sole lead arranger, ING Capital LLC, as co-documentation agent and as a lender, Allied Irish Banks PLC, as co-documentation agent and as a lender, GMAC Commercial Finance LLC, as syndication agent and as a lender, and the lenders from time to time party thereto.

10.2*	Guaranty, dated as of December 14, 2005, among COMSYS IT Partners, Inc. and PFI LLC, as guarantors, in favor of Merrill Lynch Capital, in its capacity as administrative agent.

10.3*	Term Loan Credit Agreement, dated as of December 14, 2005, among COMSYS Services LLC, COMSYS Information Technology Services, Inc. and Pure Solutions, Inc., as borrowers, COMSYS IT Partners, Inc. and PFI LLC as guarantors, Merrill Lynch Capital, as administrative agent, NexBank, SSB, as collateral agent and the lenders from time to time party thereto.

10.4*	Holdings Guaranty, dated as of December 14, 2005, among COMSYS IT Partners, Inc. and PFI LLC, as guarantors, in favor of Merrill Lynch Capital, in its capacity as administrative agent, and NexBank, SSB, in its capacity as collateral agent.

*	Filed herewith.